PIMCO Flexible Credit Income Fund (the “Fund”)

Supplement dated September 30, 2019 to the

Prospectus dated October 31, 2018 (as supplemented January 17, 2019)

(the “Prospectus”),

and to the Statement of Additional Information

dated October 31, 2018, as supplemented from time to time (the “SAI”)

Disclosure Related to Class A

Effective October 28, 2019, the table in the subsection titled “Sales Charge – Class A Common Shares” in the Prospectus and SAI is deleted and replaced with the following:

Class A Common Shares are subject to the following sales charge:

Your Investment	As a % of offering price	As a % of net amount invested
Less than $100,000	2.00%	2.04%
$100,000 - $249,999.99	1.00%	1.01%
$250,000 and over	0.00%*	0.00%*

*

Unless eligible for a waiver, if an investor purchases $250,000 or more of Class A shares (and, thus, pays no initial sales charge), such investor will be subject to a 1.00% early withdrawal charge if the shares are repurchased by the Fund within 12 months of their purchase.

Accordingly, corresponding changes are made to the Fund’s Shareholder Transaction Expenses table in the “Summary of Fund Expenses” section and the Expense Example in the “Example” section of the Prospectus.

In addition, effective October 28, 2019, the name of Class A for the Fund will be changed to Class A-4. Accordingly, effective October 28, 2019, all references to Class A in the Prospectus and SAI will be updated to reflect the name change.

Investors Should Retain This Supplement for Future Reference

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